EXECUTION VERSION AMENDMENT NO. 5 THIS AMENDMENT NO. 5, (this “Amendment”) dated as of December 13, 2023, is entered into among GLADSTONE BUSINESS LOAN, LLC, as Borrower (the “Borrower”), GLADSTONE MANAGEMENT CORPORATION, as Servicer (the “Servicer”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Swingline Lender (in such capacity, the “Swingline Lender”), KeyBank, as Administrative Agent (in such capacity, the “Administrative Agent”) and WILMINGTON SAVINGS FUND SOCIETY, FSB, as a new Managing Agent (in such capacity, the “New Managing Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the “Credit Agreement” referred to below. RECITALS WHEREAS, the Borrower, the Servicer, the Lenders party thereto, the Managing Agents party thereto and the Administrative Agent are party to that certain Sixth Amended and Restated Credit Agreement dated as of May 13, 2021 by and among the Borrower, the Servicer, the Lenders, the Managing Agents and the Administrative Agent (as amended, modified, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). WHEREAS, the Borrower has requested that Wilmington Savings Fund Society, FSB be permitted to become a “Lender”, a “Lender Group” and a “Managing Agent” under and for purposes of the Credit Agreement, as set forth herein subject to the terms and conditions set forth herein. WHEREAS, pursuant to Section 12.1(i) of the Credit Agreement, the Administrative Agent, the Swingline Lender and the applicable Managing Agent may, without the consent of the Lenders in any Lender Group (other than a Lender Group to which such Lenders are being added), amend the Credit Agreement solely to add additional Persons as Lenders under the Credit Agreement. NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Credit Agreement. Upon satisfaction of the conditions precedent set forth in Section 3 hereof: (a) the definition of “Commitments” set forth in Section 1.1 the Credit Agreement is hereby deleted in its entirety and the following substituted therefor: “ “Commitment” means (a) for KeyBank, the commitment of such Lender to fund Advances to the Borrower in an amount not to exceed $70,365,853.66, (b) for ING, the commitment of such Lender to fund Advances to the Borrower in an amount not to exceed $38,414,634.15, (c) for Huntington, the commitment of such Lender to fund Advances to the Borrower in an amount not to exceed $21,341,463.41, (d) for FNBP, the commitment of such Lender to fund Advances to the Borrower in an amount not to 4892-6919-6178v.3

-2- exceed $8,536,585.37, (e) for Webster Bank, the commitment of such Lender to fund Advances to the Borrower in an amount not to exceed $40,000,000, (f) for First Foundation, the commitment of such Lender to fund Advances to the Borrower in an amount not to exceed $25,000,000, (g) for First Financial, the commitment of such Lender to fund Advances to the Borrower in an amount not to exceed $20,000,000, (h) for WSFS, the commitment of such Lender to fund Advances to the Borrower in an amount not to exceed $10,000,000 and (i) with respect to any Person who becomes a Lender pursuant to an Assignment and Acceptance or a Joinder Agreement, the commitment of such Person to fund Advances to the Borrower in an amount not to exceed the amount set forth in such Assignment and Acceptance or Joinder Agreement, in each case as such amount may be modified in accordance with the terms hereof.” (b) the defined term “WSFS” is inserted in alphabetical order in Section 1.1 of the Credit Agreement as follows: “ “WSFS” means Wilmington Savings Fund Society, FSB, in its capacity either as a Lender or in its individual capacity, as applicable, and its successors or assigns.” (c) each reference to the terms “Lender”, “Lender Group”, “Lenders” and “Managing Agent” shall include Wilmington Savings Fund Society, FSB, as the case may be, in its respective capacities as a Lender, as a Managing Agent and as a Lender Group. SECTION 2. Representations and Warranties. The Borrower and the Servicer each hereby represents and warrants to each of the other parties hereto, that: (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and (b) on the date hereof, before and after giving effect to this Amendment, other than as waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing. SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which: (a) the Administrative Agent or its counsel has received: (i) counterpart signature pages of this Amendment, executed by each of the Borrower, the Servicer, the New Managing Agent, the Swingline Lender, and the Administrative Agent; (ii) a Joinder Agreement, executed by each of Wilmington Savings Fund Society, FSB as the “New Lender” named therein, the New Managing Agent, the Borrower, the Servicer and the Administrative Agent;

-3- (iii) a new Note, executed by the Borrower in favor of Wilmington Savings Fund Society, FSB, in an aggregate amount equal to the “Commitment” of the “New Lender” set forth in the Joinder Agreement described in clause (b) above; and (b) New Managing Agent and KeyBank shall have received any fees payable under and pursuant to the applicable Fee Letter executed on even date herewith. SECTION 4. Reference to and Effect on the Transaction Documents. (a) Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby. (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein. SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. SECTION 8. Fees and Expenses. The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection

-4- herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto. [Signature Pages Follow]

Signature page to Amendment No. 5 WILMINGTON SAVINGS FUND SOCIETY, FSB, as New Managing Agent By:_________________________________ Name: James A. Gise Title: Senior Vice President